SUPPLEMENT Dated May 25, 2006

To The Prospectuses Dated April 28, 2006 For:

ING GoldenSelect ESII

ING GoldenSelect Generations

ING GoldenSelect Opportunities

Wells Fargo ING Opportunities

Issued By ING USA Annuity and Life Insurance Company

Through Separate Account B of ING USA Annuity and Life Insurance Company

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

Under “Appendix E – Surrender Charge for Excess Withdrawal Example,” please replace the three paragraphs about the example with the following:

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000.

In this example, $8,000 (10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $2,500 ($10,500 - $8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 6% surrender charge of $150 ($2,500 x .06). The amount of the withdrawal paid to you will be $10,350 ($10,500 - $150).

This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

ESII – 139889	05/25/06